SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2008
WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

200 Wilmot Road, Deerfield, Illinois		60015

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 914-2500
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     On April 30, 2008, Putter Acquisition Sub, Inc. (“Acquisition Sub”), a wholly owned subsidiary of Walgreen Co. (“Walgreens”), merged with and into I-trax, Inc. (the “Merger”). The Merger completed the acquisition of I-trax by Walgreens, pursuant to the Agreement and Plan of Merger, dated as of March 14, 2008 (the “Merger Agreement”), among Walgreens, Acquisition Sub and I-trax. In the Merger, each outstanding share of I-trax common stock, par value $.001 per share (the "Common Stock”), and I-trax Series A Convertible Preferred Stock, par value $.001 per share (the "Preferred Stock” and collectively with the Common Stock, the “Shares”) (other than Shares owned by Walgreens or any of its affiliates, or Shares held by an I-trax stockholder who perfects his, her or its appraisal rights in connection with the Merger) were converted into the right to receive $5.40 for each share of Common Stock and $54.00 plus the Dividend Amount (as defined below) for each share of Preferred Stock. The “Dividend Amount” payable with respect to the shares of Preferred Stock in the Merger was calculated by dividing the value of accrued and unpaid dividends on such shares at the time of effectiveness of the Merger by $3.84 (which equals the average market price of shares of Common Stock during the ten trading days prior to, and including, March 14, 2008, calculated in accordance with the terms of the Preferred Stock) and multiplying the result by $5.40.
     As a result of the Merger, Walgreens has acquired the business and assets of I-trax.
Item 8.01 Other Events.
     On May 1, 2008, Walgreens issued a press release announcing the completion of the merger of Acquisition Sub with and into I-trax. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
2.1	Agreement and Plan of Merger, dated March 14, 2008, among Walgreen Co., Putter Acquisition Sub, Inc., and I-trax, Inc. (incorporated by reference to Exhibit 2.1 to Walgreen Co.’s Current Report on Form 8-K filed on March 17, 2008).

2.2*	Form of Certificate of Ownership and Merger of I-trax, Inc. into Putter Acquisition Sub, Inc., as filed with the Secretary of State of the State of Delaware on April 30, 2008.

99.1*	Press Release, dated May 1, 2008 by Walgreen Co.

*	Filed herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.
Date: May 7, 2008	By:	/s/ William Rudolphsen
Senior Vice President and Chief
Financial Officer (Principal Financial Officer)

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EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger, dated March 14, 2008, among Walgreen Co., Putter Acquisition Sub, Inc., and I-trax, Inc. (incorporated by reference to Exhibit 2.1 to Walgreen Co.’s Current Report on Form 8-K filed on March 17, 2008).

2.2*	Form of Certificate of Ownership and Merger of I-trax, Inc. into Putter Acquisition Sub, Inc., as filed with the Secretary of State of the State of Delaware on April 30, 2008.

99.1*	Press Release, dated May 1, 2008 by Walgreen Co.